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                                                                    EXHIBIT 10.4

                         TELECOMMUNICATIONS AGREEMENT

     This Agreement is entered into this 13 day of Dec , 1994, by and between
                                         --        -----
American Telesource International a Texas corporation with their principal
                                    -----
office at 12500 Network Blvd. #407 San Antonio, Tx 78249 ("ATI"), and Long Distance Exchange Corp. a Texas corporation with its principal office at 2301 ohio dr. #285 Plano, Tx. 75093 ("Customer"). Any notice to be given under this Agreement shall be delivered to the address listed above. Either party must give notice of a change of address to the other party by certified mail return receipt requested.

                                  WITNESSETH:

     WHEREAS, ATI is in the business of providing telecommunications services;
 and

     WHEREAS, Customer desires to use telecommunications services from ATI:

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties do hereby contract and agree as follows:

     1. ATI agrees to furnish to Customer operator services, and Customer agrees to the commission schedule as set forth in Exhibit "A" attached hereto and made a part of this Agreement as if set forth verbatim herein.

     2.   This Agreement shall commence on the   13   day of Dec , 1994 (The
                                               ------        -----
"Commencement Date") and continue for a period of two (2) years. This Agreement shall be extended, on the same terms and conditions, for an additional period of one (1) year unless either party notifies the other party in writing not less than sixty (60) days prior to the termination date of its desire to terminate this Agreement.

     3. During the term of this Agreement, ATI shall pay the commissions for such telecommunication services, that amount as determined by using the commission rates set forth in Exhibit "A".

     4. ATI shall give Customer at least forty-five (45) days notification in the event any commission rates in Exhibits "A" are modified, Customer shall have the right to terminate the contract immediately if, in the Customers opinion the modified commissions rates are unacceptable to the Customer.

     5. Commissions shall be paid according to the schedule set forth in Exhibit "A".

     6. During the term of this Agreement and for a period of (1) year after the term of this Agreement, ATI and the Customer agrees not to disclose any trade secrets, business practices or sales procedures revealed to each other. Neither party shall solicite, hire or

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directly compete with any employees, agents, or customers of each other during the term of this Agreement and for a period of one year after the expiration of this Agreement.

     7. No term or provision of this Agreement shall be deemed waived, and no breach shall be deemed excused, unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether expressed or implied, shall constitute a consent to, waiver of or excuse for any different or subsequent breach or default.

     8. Neither ATI nor the Customer shall be liable to the other for any consequential, indirect, special or incidental damages whatsoever, including, without limitation, any loss of revenue, goodwill, or profits or claims by third parties or otherwise in connection with or related to any of the services provided pursuant to this Agreement.

     9. ATI warrants that it has the title to or the right to use the equipment used in providing the services to Customer pursuant to this Agreement and the equipment is suitable for the uses intended, and Customer warrants and represents that it is fully authorized to contract for the services under this Agreement.

 ATI MAKES NO OTHER WARRANTIES, EITHER EXPRESSED OR IMPLIED.

     10. This Agreement authorizes ATI to start providing telecommunications services, as set forth herein, to the Customer on the commencement Date. This Agreement also authorizes ATI to act as Customer's agent in placing orders with other carriers in order to provide telecommunications services, if requested by customer. ATI shall provide all equipment necessary to provide operator services and maintain the equipment, to provide the services needed by the Customer.

     11. If the performance of the respective obligations of ATI or customer shall be prevented or interfered with by reason of any fire, flood, epidemic, earthquake or any other act of God, explosion, strike or other disputes, riot or civil disturbance, war (whether declared or undeclared) or armed conflict, any municipal ordinance or state or federal law, governmental order or regulation or order of any court of competent jurisdiction, or other similar forces not within the control of ATI or Customer, as the case may be, then Customer and/or ATI, as the case may be, shall not be liable to the other for its failure to perform such obligations hereunder.

     12. If any term or provision of this Agreement shall be found to be illegal or unenforceable, then notwithstanding such illegality or enforceability, this Agreement shall remain in full force and effect and such term or provision shall be deemed to be deleted. In addition, this Agreement shall be terminated upon the determination by a governmental entity having jurisdiction over the services provided under this Agreement.

     13. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity, by statute or otherwise.

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     14.  Should it be necessary for either party to this Agreement to retain the services of an attorney to enforce its right under this Agreement, and should any suit be necessary to enforce said rights, then the prevailing party shall be entitled to receive reasonable attorney's fees from the other party.

     15. This Agreement shall be governed by the laws of the State of Texas, with venue at San Antonio, Texas.

     16. This Agreement shall be binding upon and inure to the benefit of ATI and Customer and their respective successors and assigns. ATI and Customer retains the right to assign all or part of this Agreement. This Agreement may not be assigned by Customer or ATI without the prior written consent of each other.

     17. This Agreement, including the exhibits hereto and the document and instruments referred to therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement, and any documents and instrument contemplated hereby, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     18. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification of supplement is sought.

     19. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of this Agreement to produce or account for more than one (1) of such counterparts.

     20. This Agreement shall use those terms and phrases unique to the telecommunications industry and used within this Agreement shall be defined in accordance with the everyday meaning assigned to the terms within the industry.

AMERICAN TELESOURCE INT.                      LONG DISTANCE EXCHANGE CORP.

By: [SIGNATURE ILLEGIBLE]                     BY: [SIGNATURE ILLEGIBLE]
   -------------------------                     -------------------------

NAME: [SIGNATURE ILLEGIBLE]                   NAME: [SIGNATURE ILLEGIBLE]
     -----------------------                       -----------------------

TITLE: VICE PRESIDENT SALES                   TITLE: PRESIDENT
      ----------------------                       -----------------------

DATE: 12-13-94                                DATE: 12/13/94
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                                  EXHIBIT "A"
                                  -----------


COMMISSION RATE: 40% OF GROSS BILLING + 100% OF (PIF) PROPERTY IMPOSED FEE, LESS A BAD DEBT CHARGE OF 8%.

RATES WILL BE SET BY LEC ACCORDING TO THE FOLLOWING RATE TABLES. THE FOLLOWING RATES WILL PAY 40%. LEC WILL RECEIVE A $0.75 PER MINUTE SURCHARGE ON ALL COMPLETED MINUTES. AFTER 15 MINUTES THE RATE PER CALL WILL BE REDUCED TO $3.25 PER MINUTE AND ONLY THE 40% COMMISSION WILL APPLY.

RATE BAND (4)
CALLING CARD        $4.00
COLLECT/3rd PARTY   $4.00
PERSON TO PERSON    $4.00
OTHER CARDS         $4.00
BASE RATE PER MIN. $3.25 (END USER RATE $4.00 FIRST (15) MINUTES EACH ADD'L $3.25 PER MINUTE.)

1.) PAYMENTS OF THE COMMISSIONS WELL BE PAID BY THE 25TH OF THE MONTH, AFTER THE FIRST (30) DAYS OF TRAFFIC.

EXAMPLE: AUGUST IST ------- AUGUST 31ST REVENUE WILL BE PAID ON SEPTEMBER 25TH.

2.) IF FACTORING IS USED THERE WILL BE A 1% PER MONTH CHARGE ON THE NET COMMISSIONS DUE TO THE AGENT. THE AGENT WILL BE ADVANCED 95% OF THE COMMISSION WITH THE BALANCE PAID IN 60 DAYS.

3.) LEC WILL RECEIVE _________ SHARES OF STOCK UPON THE SIGNING OF THE CONTRACT. THERE WILL BE _________ SHARES OF STOCK FOR EACH MONTH FOR $__________ ADDED
IN NEW BUSINESS.


Int.
[SIGNATURE ILLEGIBLE]
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[SIGNATURE ILLEGIBLE]
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